SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 7, 2003

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-32453	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2 Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Item 5. Other Events

On May 6, 2003, Inergy, L.P. (the “Partnership”) issued a press release reporting its fiscal 2003 second quarter financial results. A copy of the press release is included as an exhibit to this Current Report.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated May 6, 2003

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

By:	INERGY GP, LLC,
Its Managing General Partner

By:	/s/ R. BROOKS SHERMAN JR.
R. Brooks Sherman Jr.
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: May 7, 2003

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Exhibit Index

Exhibit Number	Description
99.1	Press Release dated May 6, 2003.

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